EARNINGS PER SHARE	9 Months Ended
Jun. 30, 2016
EARNINGS PER SHARE

Note 9 - EARNINGS PER SHARE

Basic earnings per share is computed by dividing net income by the weighted-average number of common shares outstanding during the period. Diluted earnings per share is computed by dividing net income by the weighted-average number of common shares and dilutive potential common shares outstanding during the period.

	2015	2014
Net (Loss)	$(32,281)	$(23,235)

Weighted-average common shares outstanding basic

Weighted-average common stock equivalents	5,000,929	11,144
Stock options	-	-
Warrants	-	-
Preferred stock	27,100,000	27,100,000

Weighted-average common shares outstanding - basic and diluted	3,303,773	10,000

Diluted earnings per share takes into account the potential dilution that could occur if securities or other contracts to issue common stock were exercised and converted into common stock.